SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  February 12, 2007

CONCEPTUS, INC.

(Exact name of registrant as specified in charter)

Delaware	000-27596	94-3170244
(State or other jurisdiction of	(Commission file number)	(I.R.S. employer
incorporation or organization)		identification no.)

331 East Evelyn Avenue

Mountain View, CA 94041

(Address of principal executive offices) (Zip code)

Registrant’s telephone number, including area code: (650) 962-4000

Check the appropriate box below if the form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.03.  CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT.

As previously reported on a Form 8-K filed with the SEC on February 12, 2007, on February 6, 2007, Conceptus, Inc. (the “Company”) entered into an Underwriting Agreement (the “Underwriting Agreement”) with UBS Securities LLC (the “Underwriter”) for the issuance and sale by the Company of $75,000,000 aggregate principal amount of the Company’s 2.25% Convertible Senior Notes due 2027 (the “Notes”), pursuant to the Company’s effective Registration Statement on Form S-3 (Registration No. 333-139455).  On February 12, 2007, the Company issued the Notes to the Underwriter and closed the transaction.

The Company had also granted the Underwriter an option to purchase up to an additional $11,250,000 aggregate principal amount of additional Notes (the “Additional Notes”) solely to cover over-allotments, if any.  On February 12, 2007, the Underwriter exercised in full the over-allotment option and on February 15, 2007, the Company issued the Additional Notes to the Underwriter and closed the over-allotment option.

The Company expects net proceeds from the sale of the Additional Notes of approximately $10.9 million.

The Additional Notes were issued pursuant to an  Indenture (the “Base Indenture”), as amended and supplemented by Supplemental Indenture No. 1 (together with the Base Indenture, the “Indenture”), each dated February 12, 2007, between the Company and Wells Fargo, National Association, as trustee.    A copy of the Base Indenture and Supplemental Indenture No. 1, which includes a form of the Note, are attached hereto as Exhibit 4.1 and Exhibit 4.2, respectively, and are incorporated by reference.

On February 12, 2007, the Company also entered into additional convertible note hedge transactions (the “Additional Hedge Transactions”) with respect to its common stock, par value $0.003 per share (the “Common Stock”), with UBS AG, London Branch, an affiliate of the Underwriter.  The Additional Hedge Transactions will cover, subject to customary anti-dilution adjustments, 403,445 shares of Common Stock at a strike price which corresponds to the initial conversion price of the Additional Notes.  The Company paid an aggregate amount of approximately $2.5 million of the proceeds from the sale of the Notes for the Additional Hedge Transactions.

On February 12, 2007, the Company also entered into additional warrant transactions (the “Additional Warrant Transactions”) whereby the Company sold to UBS AG, London Branch warrants to acquire, subject to customary anti-dilution adjustments, 403,445 shares of Common Stock at a strike price of approximately $36.47 per share (the “Additional Warrants”).   The Company received aggregate proceeds of approximately $1.4 million from the sale of the Additional Warrants.

The Additional Hedge Transactions are expected to reduce the potential dilution upon conversion of the Notes in the event that the volume-weighted average price per share of the Common Stock at the time of exercise is greater than the strike price of the Additional Hedge Transactions, which initially corresponds to the conversion price of the Additional Notes and is subject, with certain exceptions, to the adjustments applicable to the conversion rate of the Additional Notes.  If, however, the volume-weighted average price per share of the Common Stock exceeds the strike price of the Additional Warrant Transactions, the dilution mitigation under the Additional Hedge Transactions will be capped, which means that there would be dilution from conversion of the Additional Notes to the extent that the then volume-weighted average price per share of the Common Stock exceeds the strike price of the Additional Warrant Transactions.  These transactions generally have the effect of increasing the conversion price of the Additional Notes to $36.47 per share of Common Stock, representing a 70 percent premium based on the closing sales price as reported on the Nasdaq Global Market on February 6, 2007.

The Additional Hedge Transactions and the Additional Warrant Transactions are separate transactions entered into by the Company with the relevant financial institutions, are not part of the terms of the Additional Notes and will not affect the holders’ rights under the Additional Notes.  Holders of the Additional Notes will not have any rights with respect to the Additional Hedge Transactions and Additional Warrant Transactions.

ITEM 3.02.  UNREGISTERED SALE OF EQUITY SECURITIES.

On February 6, 2007, pursuant to the Additional Warrant Transactions, the Company sold Additional Warrants to acquire, subject to customary anti-dilution adjustments, approximately 403,445 shares of Common Stock at a strike price of $36.47 per share of Common Stock in reliance on the exemption from registration provided by Section 4(2) of the Securities Act. The Company received aggregate proceeds of approximately $1.4 million from the sale of the Additional Warrants.

Additional information pertaining to the Additional Warrants is contained in Item 2.03 and is incorporated herein by reference.

Neither the Additional Warrants nor the underlying Common Stock issuable upon conversion of the Additional Warrants have been registered under the Securities Act and may not be offered or sold in the United States absent registration or an applicable exemption from registration requirements. This report on Form 8-K does not constitute an offer to sell, or a solicitation of an offer to buy, any security and shall not constitute an offer, solicitation or sale in any jurisdiction in which such offering would be unlawful.

ITEM 8.01.  OTHER EVENTS.

On February 12, 2007, the Company issued a press release announcing the initial closing of public offering of the Notes.  A copy of that press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

On February 15, 2007, the Company issued a press release announcing the closing of the over-allotment option of the Additional Notes.  A copy of that press release is attached hereto as Exhibit 99.2 and is incorporated herein by reference.

ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS.

(d)           Exhibits

Exhibit No.	Description
4.1	Indenture between Conceptus, Inc. and Wells Fargo, National Association, dated February 12, 2007, filed as Exhibit 4.1 to the Form 8-K filed on February 12, 2007 and incorporated herein by reference.
4.2

Supplemental Indenture No. 1, including the Form of 2.25% Convertible Senior Notes due 2027, between Conceptus, Inc. and Wells Fargo, National Association, dated February 12, 2007, filed as Exhibit 4.2 to the Form 8-K filed on February 12, 2007 and incorporated herein by reference.

99.1	Press release dated February 12, 2007 announcing closing of initial offering.
99.2	Press release dated February 15, 2007 announcing closing of over-allotment option.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CONCEPTUS, INC.
(Registrant)

By:	/s/ GREGORY E. LICHTWARDT
Gregory E. Lichtwardt
Executive Vice President, Treasurer
and Chief Financial Officer

Dated:  February 15, 2007

EXHIBIT INDEX

Exhibit No.	Description
4.1	Indenture between Conceptus, Inc. and Wells Fargo, National Association, dated February 12, 2007, filed as Exhibit 4.1 to the Form 8-K filed on February 12, 2007 and incorporated herein by reference.
4.2

Supplemental Indenture No. 1, including the Form of 2.25% Convertible Senior Notes due 2027, between Conceptus, Inc. and Wells Fargo, National Association, dated February 12, 2007, filed as Exhibit 4.2 to the Form 8-K filed on February 12, 2007 and incorporated herein by reference.

99.1	Press release dated February 12, 2007 announcing closing of initial offering.
99.2	Press release dated February 15, 2007 announcing closing of over-allotment option.